UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2026

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On March 9, 2026, iBio, Inc., (the “Company”) issued a press release announcing preclinical data from its obese non-human primate (“NHP”) study evaluating IBIO-610, potentially a first-in-class treatment for selective weight loss. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Preclinical Body Composition Data from Obese Non-Human Primates Treated with IBIO-610

On March 9, 2026, the Company issued a press release announcing preclinical data from its obese NHP study evaluating IBIO-610, potentially a first-in-class Activin E antibody candidate. A copy of the press release is furnished herewith as Exhibit 99.1.

The preclinical body composition data demonstrates IBIO-610 reduced fat mass in obese NHPs compared to vehicle-treated obese NHPs, in a small, not statistically powered study. Following two once-every-eight-week dosings, IBIO-610 reduced visceral fat by 6.7% and total fat mass by 5.2%, with only a slight up-tick in lean mass following treatment. This fat-selective profile is consistent with body composition effects reported for other approaches targeting the Activin E pathway, both in rodents and in human clinical trials.

Entry into the Cardiopulmonary Space

The Company has updated its corporate presentation for use in meetings with investors, analysts and others, which describes the Company’s strategic expansion into the cardiopulmonary space and specifically the pulmonary hypertension heart failure with preserved ejection fraction (PH-HFpEF) indication using its myostatin x Activin A bispecific antibody program as a possible/potential next generation therapy in heart failure. A copy of the updated corporate presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 9, 2026
99.2	Corporation Presentation of iBio, Inc., dated March 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2026	IBIO, INC.

	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	Chief Legal Officer